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----------------------------------                Northrop Grumman Corporation
                                                  1840 Century Park East
 Notice of Grant of Stock Options                 Los Angeles, CA 90067
 and Option Agreement
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Name
Address
Address



 Pursuant to the terms and conditions of the company's 52 2001 NQ Stock Option Plan (the `Plan'), you have been granted a Non-Qualified Stock Option to
purchase          shares (the `Option') of stock as outlined below.


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                 Granted To:     (Name)

                 Grant Date:

            Options Granted:

     Option Price per Share:     $

            Expiration Date:

           Vesting Schedule:     25% per year for 4 years




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This page and the attached Terms and Conditions together constitute the Option
Agreement. By your Signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms of the Company's 2001 Long-Term Incentive Stock Plan and the Option Agreement.


NORTHROP GRUMMAN CORPORATION


By: ________________________________    By: ________________________________


Signature: _______________________________      Date: _________________________
           (Name)

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                          NORTHROP GRUMMAN CORPORATION

                       2001 LONG-TERM INCENTIVE STOCK PLAN

                           NON-QUALIFIED STOCK OPTION

                              TERMS AND CONDITIONS

     1. The Grantee is entitled at the time or times designated in paragraph 4 hereof but before the close of business on the day before the tenth anniversary of the Date of Grant (the "Expiration Date") to purchase and receive from the Company the maximum number of shares of Common Stock of the Company set forth above upon exercise of this Option, all subject, however, to the terms and conditions stated herein and in the Northrop Grumman 2001 Long-Term Incentive Stock Plan, as amended from time to time (the "Plan"), and any rules or guides to administration adopted by the Company's Compensation and Management Development Committee or any successor committee appointed by the Company's Board of Directors to administer the Plan (the "Committee") in effect from time to time, including, without limitation, the Plan's 2001 Guide to Administration (the "Guide").

     2. This Option is non-transferable and non-assignable and may be exercised solely by the Grantee or a duly appointed guardian or personal representative, except as provided in paragraph 3 hereof in the event of the death of the Grantee. This Option shall not be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     3. This Option shall terminate if and when the Grantee ceases to be an employee of the Company or one of its subsidiaries, except as follows:

         (i) If the Grantee Retires (as defined below), dies, or is Disabled (as defined below) while employed by the Company or a subsidiary, the next succeeding vesting installment of this Option shall vest and all installments under this Option which have vested may be exercised by the Grantee (or, in the case of the Grantee's death, by the Grantee's successor) until the fifth anniversary of the Grantee's Retirement, death, or Disability, whichever first occurs, but in no event after the Expiration Date.

         (ii) Subject to the following sentence, if the employment of the Grantee with the Company or a subsidiary is terminated for any reason other than the Grantee's death, Retirement or Disability, this Option may be exercised (as to not more than the number of shares as to which the Grantee might have exercised this Option on the date on which his or her employment terminated) only within 90 days from the date of such termination of employment, but in no event after the Expiration Date; provided, however, that if the Grantee is dismissed by the Company or a subsidiary for cause, of which the Committee shall be the sole judge, this Option shall expire forthwith. If the Grantee dies within 90 days after a termination of employment described in the preceding sentence (other than a termination by the Company or a subsidiary for cause), this Option may be exercised by the Grantee's successor for one year from the date of the Grantee's death, but in no event after the Expiration Date and as to not more than the number of shares as to which the Grantee might have exercised this Option on the date on which his or her employment by the Company or a subsidiary terminated.

         (iii) For purposes of this instrument, "Disabled" means disabled pursuant to the provisions of the Company's (or one of its subsidiary's) Long Term Disability Plan applicable to the Grantee; or, if the Grantee is not covered by such a Long Term Disability Plan, the incapacity of the Grantee, due to injury, illness, disease, or bodily or mental infirmity, to engage in the performance of substantially all of the usual duties of employment with the Company or the subsidiary which employs the Grantee, such disability to be determined by the Committee upon receipt and in reliance on competent medical advice from one or more individuals, selected by the Committee, who are qualified to give such professional medical advice. For purposes of this instrument, "Retire" means that the Grantee terminates employment after attaining age 55 with at least 10 years of service (other than in connection with a termination by the Company or a subsidiary for cause).

     4. Subject to the earlier vesting and/or termination of this Option pursuant to paragraph 3 or paragraph 8 hereof, this Option shall become exercisable as to 25 percent of the total number of shares set forth above on the first anniversary of the Date of Grant, and on each succeeding anniversary of the Date of Grant this Option shall become exercisable as to an additional 25 percent of the total number of shares so that on the fourth anniversary of the Date of Grant this Option shall be exercisable in full. Subject to the earlier vesting and/or termination of this Option pursuant to paragraph 3 or paragraph 8 hereof, this Option may be exercised to the extent that it is exercisable in accordance with the foregoing at any time up to the Expiration Date.

     5. In order to exercise this Option, the Grantee or such other person as may be entitled to exercise the same shall (i) execute and deliver to the Corporate Secretary of the Company a written notice indicating the number of shares subject to this Option to be exercised, and/or (ii) complete such other exercise procedure as may be prescribed by the Corporate Secretary of the Company. The date of exercise of this Option shall be the day such notice is received by the Corporate Secretary of the Company or the day such exercise procedures are satisfied, as applicable; provided that in no event shall this Option be considered to have been exercised unless the per share exercise price of this Option is paid in full (or provided for in accordance with the following sentence) for each of the shares to be acquired on such exercise and all required tax withholding obligations with respect to such exercise have been satisfied or provided for in accordance with paragraph 8 hereof. The purchase price shall be paid in cash or, in the sole discretion of the Committee and on such terms and conditions as the Corporate Secretary of the Company may prescribe, either in whole or in part in Common Stock of the Company (either actually or by attestation

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and valued at their fair market value on the date of exercise of this Option as defined in paragraph 6 hereof) or pursuant to a cashless exercise arranged through a broker or other third party.

     6. The fair market value of the shares of Common Stock of the Company on the date of exercise of this Option shall be the closing price in the composite tape of the Common Stock on the New York Stock Exchange on such date, or, if there was no trading on such date, the closing price on the next preceding date on which there was trading in such shares; provided, however, the Committee in determining such fair market value may utilize such other exchange, market, or listing as it deems appropriate. For purposes of a cashless exercise, the fair market value of the shares shall be the price at which the shares in payment of the exercise price are sold.

     7. The issue and sale of shares of stock upon any exercise of this Option is further subject to full compliance with all then applicable requirements of law, the Securities and Exchange Commission, the Commissioner of Corporations of the State of California, or other regulatory agencies having jurisdiction over the Company and its shares, and of any exchanges upon which stock of the Company may be listed. The Grantee shall not have the rights and privileges of a stockholder with respect to shares subject to or purchased under this Option until the date appearing on the certificate(s) issued upon the exercise of this Option.

     8. The number and price of shares subject to this Option are subject to adjustment upon the occurrence of events such as stock splits, stock dividends and other changes in capitalization in accordance with Section 6 of the Plan. In the event of any adjustment, the Company will give the Grantee written notice thereof which will set forth the nature of the adjustment. Except as set forth below in this paragraph 8, the Grantee's rights with respect to this Option in the event of a Change in Control (as defined in the Plan) shall be determined under Section 6 of the Plan. Notwithstanding the acceleration provisions of paragraph 3 hereof but subject to the limited exercise periods set forth therein, further subject to the Company's ability to terminate this Option in connection with a Change in Control in accordance with the provisions of Section 6 of the Plan, and further subject to the exceptions set forth in Section X of the Guide, this Option shall become fully exercisable as of the date of the Grantee's termination of employment if either within the Protected Period (as defined in the Guide) corresponding to a Change in Control of the Company or within twenty-four (24) calendar months following the date of a Change in Control of the Company, the Grantee's employment by the Company and its subsidiaries is involuntarily terminated by the Company and its subsidiaries for reasons other than Cause (as defined in Section X of the Guide) or by the Grantee for Good Reason (as defined in Section X of the Guide).

     9. The vesting of this Option requires continued employment through each vesting date as a condition to the vesting of the corresponding installment of this Option. Employment before or between the specified vesting dates, even if substantial, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment. Subject to the leave of absence provisions of the Guide, the term "employment" as used herein means active employment by the Company or one of its subsidiaries and salary continuation without active employment will not, in and of itself, constitute "employment" for purposes hereof (in the case of salary continuation without active employment, the participant's cessation of active employee status shall be deemed to be a termination of "employment" for purposes hereof). Nothing contained in this instrument, the Plan, or the Guide constitutes an employment commitment by the Company or any subsidiary, affects the Grantee's status (if the Grantee is otherwise an at-will employee) as an employee at will who is subject to termination without cause, confers upon the Grantee any right to continue in the employ of the Company or any subsidiary, or interferes in any way with the right of the Company or of any subsidiary to terminate such employment at any time.

     10. The Company or the subsidiary which employs the Grantee shall be entitled to require, as a condition of issuing shares upon exercise of this Option, that the Grantee or other person exercising this Option pay any sums required to be withheld by federal, state or local tax law with respect to the exercise of this Option. Alternatively, the Company or such subsidiary, in its discretion, may make such provisions for the withholding of any taxes as it deems appropriate.

     11. The Company will pay all federal and state transfer taxes, if any, and other fees and expenses in connection with the issuance of shares upon exercise of this Option.

     12. The Company may, for all purposes, regard the Grantee as the holder of this Option until written notice of transfer pursuant to paragraph 3 hereof in connection with the Grantee's death has been given to and received by the Corporate Secretary of the Company.

     13. The Committee has the discretionary authority to determine any questions as to the date when the Grantee's employment terminated and the cause of such termination and to interpret any provision of this instrument, the Plan, the Guide, and any other applicable rules or guides to administration. Any action taken by, or inaction of, the Committee relating to or pursuant to this instrument, the Plan, the Guide, or any other applicable rules or guides to administration shall be within the absolute discretion of the Committee and shall be conclusive and binding on all persons.

     14. This Option was granted under the Plan. This Option is governed by, and the Grantee's rights are subject to, all of the terms and conditions of the Plan, the Guide, and any other rules or regulations adopted by the Committee, as the foregoing may be amended from time to time. The Grantee shall have no rights with respect to any amendment of this instrument, the Plan or the Guide unless such amendment is in writing and signed by a duly authorized officer of the Company.

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